UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2017

Perfumania Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-19714	65-0977964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 Sawgrass Drive, Suite 2
Bellport, NY 11713
(Address of Principal Executive Offices)(Zip Code)
____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

Item 8.01	Other Events.
On September 11, 2017, the Company filed its Initial Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware (Case No. 17-11794) and provided the report to certain parties in interest.
The Initial Monthly Operating Report is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description
99.1	Initial Monthly Operating Report, filed with the United States Bankruptcy Court for the District of Delaware (Case NO. 17-11794), on September 11, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: September 14, 2017	By: /s/ Michael P. Nofi
Michael P. Nofi
Chief Financial Officer

Exhibits

Exhibit No.	Exhibit Description
99.1	Initial Monthly Operating Report, filed with the United States Bankruptcy Court for the District of Delaware (Case NO. 17-11794), on September 11, 2017.